UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -----------------





                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934






          Date of Report (Date of earliest event reported) 29 June 1998
                                                          --------------




                        AIR PRODUCTS AND CHEMICALS, INC.
               (Exact name of registrant as specified in charter)


           Delaware                     1-4534                  23-1274455
----------------------------    ------------------------ ----------------------
(State of other jurisdiction    (Commission file number) (IRS Identification
     of incorporation)                                         number)




   7201 Hamilton Boulevard, Allentown, Pennsylvania              18195-1501
   ------------------------------------------------              ----------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    --------------

       Item 5.  OTHER EVENTS.
       ----------------------


                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                       RESTATED EARNINGS PER SHARE AMOUNTS

Effective 15 June 1998, the Company initiated a two-for-one stock split. The following table summarizes the restatement of EPS for the two quarters in 1998 and each quarter and the years ended 30 September 1997 and 1996:


(Millions of dollars, except per share) First   Second  Third   Fourth  Total
-----------------------------------------------------------------------------

31 MARCH 1998
Numerator for basic EPS
and diluted EPS-net income              $160.5  $120.5

Denominator for basic EPS
-weighted average shares                 218.1   215.9

Effect of dilutive securities:
  Employee stock options                 3.6     3.9
  Other award plans                      0.9     1.1
                                         ---     ---
                                         4.5     5.0
Denominator for diluted EPS
-weighted average shares
 and assumed conversions                 222.6   220.9
                                         =====   =====


Basic EPS                               $.74 a   $.56
                                        ====     ====

Diluted EPS                             $.72 a   $.55
                                        ====     ====

30 SEPTEMBER 1997
Numerator for basic EPS
and diluted EPS-net income              $99.9    $106.0  $116.0  $107.4  $429.3

Denominator for basic EPS
-weighted average shares                220.6    219.9   219.8   219.8   220.1

Effect of dilutive securities:
  Employee stock options                3.6      3.9     3.8     4.1     3.8
  Other award plans                     0.8      0.9     1.0     1.2     1.0
                                        ---      ---     ---     ---     ---
                                        4.4      4.8     4.8     5.3     4.8
Denominator for diluted EPS
-weighted average shares
 and assumed conversions                225.0    224.7   224.6   225.1   224.9
                                        =====    =====   =====   =====   =====

Basic EPS                               $.45     $.48    $.53    $.49    $1.95
                                        ====     ====    ====    ====    =====

Diluted EPS                             $.44     $.47    $.52    $.48    $1.91
                                        ====     ====    ====    ====    =====



(Millions of dollars, except per share) First   Second  Third   Fourth  Total
-----------------------------------------------------------------------------

30 SEPTEMBER 1996
Numerator for basic EPS
and diluted EPS-net income              $89.0   $135.3  $98.0   $94.1   $416.4

Denominator for basic EPS
-weighted average shares                223.5   223.7   223.9   222.6   223.4

Effect of dilutive securities:
  Employee stock options                2.9     2.8     3.1     2.6     2.9
  Other award plans                     0.9     0.8     0.8     0.9     0.8
                                        ---     ---     ---     ---     ---

                                        3.8     3.6     3.9     3.5     3.7
Denominator for diluted EPS
-weighted average shares
 and assumed conversions                227.3   227.3   227.8   226.1   227.1
                                        =====   =====   =====   =====   =====

Basic EPS                               $.40    $.60 b  $.44    $.42    $1.86
                                        ====    ====    ====    ====    =====

Diluted EPS                             $.39    $.60 b  $.43    $.42    $1.83
                                        ====    ====    ====    ====    =====



Note: Each quarter is calculated as a discrete period; the sum of the four quarters may not equal the calculated full-year amount.

a Includes gains of $.16 and $.03 from the sale of American Ref-Fuel and a cogeneration project contract settlement, respectively.

b Includes a gain of $.18 on the settlement with Bankers Trust Company over losses associated with leveraged interest rate swap contracts.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Air Products and Chemicals, Inc.
                                      ---------------------------------
                                        (Registrant)



Dated: 29 June 1998                   By:    /s/ Paul E. Huck
                                         --------------------------
                                           Vice President &
                                           Corporate Controller
                                           (Chief Accounting Officer)